UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 18, 2005



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-12955                   22-3498615
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)


        50 West State Street, Trenton, New Jersey                 08608
        (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200


                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 18, 2005, Journal Register Company announced its consolidated results of operations for the fiscal quarter ended September 25, 2005. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 7.01  Regulation FD Disclosure

The response to Item 2.02 is incorporated by reference to this Item 7.01.

Item 9.01  Financial Statements and Exhibits

      (d)    Exhibits

     99.1 Text of press release issued by Journal Register Company, dated October 18, 2005, titled "Journal Register Company Reports Third Quarter Results."

                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       JOURNAL REGISTER COMPANY


Date:  October 18, 2005                By: /s/ Jean B. Clifton
                                           -------------------
                                           Jean B. Clifton
                                           President and Chief Operating Officer

                                  Exhibit Index
                                  -------------

Exhibit Description
-------------------

99.1 Text of press release issued by Journal Register Company, dated October 18, 2005, titled "Journal Register Company Reports Third Quarter Results."